John Hancock
                                                             Institutional Funds

                                                                      Prospectus


                                                                  March 21, 2001


--------------------------------------------------------------------------------

                                                                Active Bond Fund
                                                        Dividend Performers Fund
                                               Medium Capitalization Growth Fund
                                                 Small Capitalization Value Fund
                                                Small Capitalization Growth Fund
                                                       International Equity Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                        [LOGO](R)
                                                        ------------------
                                                        JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary           Active Bond Fund                              4
of goals, strategies, risks,
performance and expenses.        Dividend Performers Fund                      6

                                 Medium Capitalization Growth Fund             8

                                 Small Capitalization Value Fund              10

                                 Small Capitalization Growth Fund             12

                                 International Equity Fund                    14

Policies and instructions for    Your account
opening, maintaining and
closing an account in any        Who can buy shares                           16
institutional fund.              Opening an account                           16
                                 Buying shares                                17
                                 Selling shares                               18
                                 Transaction policies                         20
                                 Dividends and account policies               20
                                 Business structure                           21

Further information on the       Financial highlights                         22
institutional funds.
                                 For more information                 back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK INSTITUTIONAL FUNDS

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of institutional investors, including 401(k) plan participants, seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock institutional funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Active Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high rate of total return consistent with prudent investment risk. To pursue this goal, the fund normally invests 80% of assets in a diversified portfolio of investment-grade debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment-grade, although the fund may invest up to 20% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers. These may include bonds of foreign governments and companies which are usually U.S. dollar-denominated.

The fund uses a disciplined, risk- controlled approach to fixed income management. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively. The fund intends to keep its exposure to interest rate movements generally in line with that of the markets in which it invests.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined team in 1995
Joined adviser in 1985
Began business career in 1977

Benjamin A. Matthews
---------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1995
Began business career in 1970

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                  1996    1997    1998    1999
                                                  4.78%  10.39%   8.97%  -0.41%

2000 total return as of March 31: 2.29%
Best quarter: Q3 '98, 4.09%
Worst quarter: Q1 '96, -0.93%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                    -0.41%       -2.15%
Life of fund - began 3/30/95                               6.78%        6.92%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors that influence this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. An increase in the fund's average maturity will normally increase its sensitivity to changes in interest rates.

The fund could lose money if the credit ratings of any bonds it owns are downgraded or the issuers default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a rising interest rate environment, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on individual securities in the portfolio do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.50%
Other expenses                                                         2.43%
Total fund operating expenses                                          2.93%
Expense reimbursement (at least until 6/30/01)                         2.33%
Net annual operating expenses                                          0.60%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $61          $686         $1,336       $3,085

FUND CODES

---------------------------------------
Ticker            JHABX
CUSIP             410132203
Newspaper         ActiveBd
JH fund number    421

Dividend Performers Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital with income as a secondary objective. To pursue this goal, the fund normally invests at least 80% of assets in a diversified portfolio of U.S. stocks with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On January 31, 2001, that range was $0.8 billion to $455.8 billion.


The managers normally invest at least 65% of assets in "dividend performers." These are companies that have typically increased their dividend payments steadily for ten years.

The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large market capitalizations.

The fund may not invest more than 5% of assets, at time of purchase, in any one security. The fund typically invests in U.S. companies but may invest in American Depositary Receipts. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1995
Joined adviser in 1991
Began business career in 1971


Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
  Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1996    1997    1998    1999
                                                  18.56%  34.33%  17.96%  13.38%

2000 total return as of March 31: -0.83%
Best quarter: Q4 '98, 20.75%
Worst quarter: Q3 '98, -11.46%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     13.38%       21.04%
Life of fund - began 3/30/95                               21.45%       27.56%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.


The fund's investment strategy will influence performance significantly. Large-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.60%
Other expenses                                                         0.45%
Total fund operating expenses                                          1.05%
Expense reimbursement (at least until 6/30/01)                         0.35%
Net annual operating expenses                                          0.70%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $72          $299         $545         $1,251

FUND CODES

---------------------------------------
Ticker            JHDPX
CUSIP             410132104
Newspaper         DivPerf
JH fund number    442

Medium Capitalization Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium capitalization companies -- companies in the capitalization range of the Russell Midcap Growth Index. On January 31, 2001, that range was $0.15 billion to $21.73 billion.


In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

Quantitative screens identify companies with at least 15% annual earnings growth, expanding profit margins and projected price/earnings ratios below their earnings growth rate.

The manager conducts fundamental analysis to identify companies with a dominant market position and a strong management team. Before investing, the manager looks for a specific catalyst for growth, such as a new product or business reorganization. The management team generally maintains personal contact with the senior management of the companies in which the fund invests.

The fund may invest up to 10% of assets in foreign securities. It may also use certain derivatives (investments whose value is based on indices or currencies).

The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Barbara C. Friedman, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Head of mid-cap equity group
 at Fleet Investment Advisors
 (1996-1997)
Began business career in 1973

Timothy N. Manning
---------------------------------------
Joined fund team in 2000
Joined adviser in 2000
Analyst at State Street Research
 (1999-2000)
Equity research associate at
 State Street Research
 (1996-1999)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                   1996    1997    1998    1999
                                                  31.55%   3.61%   7.35%  60.19%

2000 total return as of March 31: 12.60%
Best quarter: Q4 '99, 45.24%
Worst quarter: Q3 '98, -20.97%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     60.19%      51.29%
Life of fund - began 4/11/95                               24.65%      26.91%*

Index: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

*     Index figure as of 3/31/95.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.


Stocks of medium-capitalization companies may be more volatile than those of larger companies. Similarly, medium-capitalization stocks are generally traded in lower volumes than large-capitalization stocks.

The fund's investment strategy will influence performance significantly. Medium-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. Similarly, if industries or individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.80%
Other expenses                                                         0.48%
Total fund operating expenses                                          1.28%
Expense reimbursement (at least until 6/30/01)                         0.38%
Net annual operating expenses                                          0.90%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $92          $368         $666         $1,512

FUND CODES

---------------------------------------
Ticker            HMSGX
CUSIP             410132401
Newspaper         MdCapGr
JH fund number    439

Small Capitalization Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Index. On January 31, 2001, that range was $0.01 billion to $4.74 billion.


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers use fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets, at time of purchase, in any one security.

The fund invests primarily in stocks of U.S. companies, but may invest up to 15% of assets in a basket of foreign securities and bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

The fund may make limited use of certain derivatives (investments whose value is based on indices or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita &
 Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo &
 Van Otterloo (1993-1996)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                  1996    1997    1998    1999
                                                 15.60%  29.12%   0.30%  101.91%

2000 total return as of March 31: 9.26%
Best quarter: Q4 '99, 46.48%
Worst quarter: Q3 '98, -22.63%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                          Fund         Index 1           Index 2
1 year                                  101.91%         21.26%            -1.49%
Life of fund - began 4/19/95             28.13%         16.49%            12.78%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Value Index, an unmanaged index containing those stocks from the Russell 2000 Index with a value orientation.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.


Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, value stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on growth stocks. Similarly, if industries or individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o The credit rating of any bonds held by the fund could be downgraded, or the issuer could default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.70%
Other expenses                                                         0.78%
Total fund operating expenses                                          1.48%
Expense reimbursement (at least until 6/30/01)                         0.68%
Net annual operating expenses                                          0.80%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $82          $401         $743         $1,710

FUND CODES

---------------------------------------
Ticker            JHFVX
CUSIP             410132500
Newspaper         SmCpVal
JH fund number    437

Small Capitalization Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Growth Index. On January 31, 2001, that range was $0.01 billion to $4.74 billion.


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stock and other types of equities, and may invest up to 10% of assets in foreign securities.

The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies). The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began business career in 1986


Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999
                                                          14.86%  16.54%  77.12%

2000 total return as of March 31: 14.73%
Best quarter: Q4 '99, 47.34%
Worst quarter: Q3 '98, -21.25%


--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Class I      Index
1 year                                                     77.12%       43.09%
Life of Class I - began 5/2/96                             31.00%       13.45%


Index: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on smaller companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.


Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-company stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. Similarly, if the individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.80%
Other expenses                                                         2.39%
Total fund operating expenses                                          3.19%
Expense reimbursement (at least until 6/30/01)                         2.29%
Net annual operating expenses                                          0.90%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $92          $768         $1,469       $3,335

FUND CODES


Class I


---------------------------------------
Ticker            JCGYX
CUSIP             410132856
Newspaper         --
JH fund number    418

International Equity Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

Although the fund invests primarily in common stocks, it may invest in virtually any type of equity security. To manage risk, the fund does not invest more than 5% of assets, at time of purchase, in any one security. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER

Nicholas-Applegate
Capital Management
---------------------------------------
U.S.-based team responsible for
day-to-day investment management
since December 2000

Supervised by the adviser

Founded in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                  1996    1997    1998    1999
                                                  8.49%  -7.34%  18.77%  34.52%

2000 total return as of March 31: 1.21%
Best quarter: Q4 '99, 26.62%
Worst quarter: Q3 '98, -17.16%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     34.52%       30.91%
Life of fund - began 3/30/95                               11.97%       13.29%

Index: MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.


The fund's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if the individual securities or industries do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.90%
Other expenses                                                         1.96%
Total fund operating expenses                                          2.86%
Expense reimbursement (at least until 6/30/01)                         1.86%
Net annual operating expenses                                          1.00%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $102         $710         $1,344       $3,051

FUND CODES

---------------------------------------
Ticker            JHIEX
CUSIP             410132609
Newspaper         IntlEq
JH fund number    448

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans not affiliated with the adviser.

      o     Certain trusts, endowment funds and foundations.

      o     Banks and insurance companies buying shares for their own account.

      o     Investment companies not affiliated with the adviser.

      o     Any entity that is considered a corporation for tax purposes.

      o Any state, county or city, or its instrumentality, department, authority or agency.

      o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

John Hancock Funds may pay significant compensation out of its own resources to your broker.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds or any Class I shares. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. If you have questions or need more information, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6     Make your initial investment using the table on the next page.


16 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Mail your check and completed   o Fill out the detachable
              application to Signature          investment slip from an account
              Services (address below).         statement. If no slip is
                                                available, include a note
                                                specifying the fund name(s),
                                                your account number and the
                                                name(s) in which the account is
                                                registered.

                                              o Mail your check and investment
                                                slip or note to Signature
                                                Services (address below).

By exchange

[Clip Art]  o Call Signature Services to      o Call Signature Services to
              request an exchange. You may      request an exchange. You may
              only exchange for shares of       only exchange for shares of
              other institutional funds or      other institutional funds or
              Class I shares.                   Class I shares.

By wire

[Clip Art]  o Mail your completed             o Instruct your bank to wire the
              application to Signature          amount of your investment to:
              Services.                          First Signature Bank & Trust
                                                 Account # 900022260
            o Obtain your account number by      Routing # 211475000
              calling Signature Services.
                                              Specify the fund name(s), your
            o Instruct your bank to wire the  account number and the name(s) in
              amount of your investment to:   which the account is registered.
               First Signature Bank & Trust   Your bank may charge a fee to wire
               Account # 900022260            funds.
               Routing # 211475000

            Specify the fund name(s), the
            new account number and the
            name(s) in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By phone

[Clip Art]  See "By wire" and "By exchange."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Invest By Phone"
                                                and "Bank Information" sections
                                                on your account application.

                                              o Call Signature Services to
                                                verify that these features are
                                                in place on your account.

                                              o Tell the Signature Services
                                                representative the fund name(s),
                                                your account number, the name(s)
                                                in which the account is
                                                registered and the amount of
                                                your investment.


--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------



                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount; however,   o Write a letter of instruction
              sales of $5 million or more       indicating the fund name, your
              must be made by letter.           account number, the name(s) in
                                                which the account is registered
                                                and the dollar value or number
                                                of shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip Art]  o Sales of up to $5 million.      o For automated service 24 hours a
                                                day using your touch-tone phone,
                                                call the EASI-Line at
                                                1-800-597-1897.

                                              o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire or
                                                by check. A check will be mailed
                                                to the exact name(s) and address
                                                on the account. Redemption
                                                proceeds exceeding $100,000 must
                                                be wired to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the telephone
              amount.                           redemption privilege is in place
                                                on an account, or to request the
            o Requests by phone to sell up      forms to add it to an existing
              to $5 million (accounts with      account, call Signature
              telephone redemption              Services.
              privileges).
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check. Funds
                                                from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus for
                                                the fund into which you are
                                                exchanging by calling Signature
                                                Services.

                                              o Call Signature Services to
                                                request an exchange. You may
                                                only exchange for shares of
                                                other institutional funds or
                                                Class I shares.


--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------



18 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                        Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of corporate or association accounts.  o Letter of instruction.

                                              o Corporate resolution, certified
                                                within the past 12 months, or a
                                                business/organization
                                                certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Retirement plan or pension trust accounts.    o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a trust certification
                                                form.

                                              o Signature guarantee if
                                                applicable (see above).

Account types not listed above.               o Call 1-800-755-4371 for
                                                instructions.


                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every month

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Active Bond Fund declares income dividends daily and pays them monthly. Your income dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold. Dividend Performers Fund declares and pays any income dividends quarterly. All other funds declare and pay any income dividends annually. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of



20 YOUR ACCOUNT
your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser for the International Equity Fund Nicholas-Applegate Capital Management, 600 West Broadway, Suite 2900, San Diego, California 92101.


Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Active Bond                               0.00%
Dividend Performers                       0.25%
Medium Capitalization Growth              0.42%
Small Capitalization Value                0.02%
Small Capitalization Growth               0.00%
International Equity                      0.00%


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Active Bond Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          2/96(1)       2/97       2/98          2/99          2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.50         $8.64      $8.54         $8.83         $8.59
Net investment income (loss)(2)                                        0.51          0.60       0.59          0.56          0.58
Net realized and unrealized gain (loss) on investments                 0.16         (0.09)      0.34         (0.02)        (0.43)
Total from investment operations                                       0.67          0.51       0.93          0.54          0.15
Less distributions:
  Dividends from net investment income                                (0.51)        (0.60)     (0.59)        (0.56)        (0.58)
  Distributions in excess of net investment income                       --            --      (0.00)(3)     (0.00)(3)     (0.00)(3)
  Distributions from net realized gain on investments sold            (0.02)        (0.01)     (0.05)        (0.22)        (0.02)
  Total distributions                                                 (0.53)        (0.61)     (0.64)        (0.78)        (0.60)
Net asset value, end of period                                        $8.64         $8.54      $8.83         $8.59         $8.14
Total investment return at net asset value(4) (%)                      7.76(5)       6.17      11.25          6.24          1.83
Total adjusted investment return at net asset value(4,6) (%)          (0.46)(5)      2.72       9.21          4.51         (0.50)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          1,171         2,191      5,158         5,686         4,222
Ratio of expenses to average net assets (%)                            0.65(7)       0.60       0.60          0.60          0.60
Ratio of adjusted expenses to average net assets(8,9) (%)              9.60(7)       4.05       2.64          2.33          2.93
Ratio of net investment income (loss) to average net assets (%)        6.53(7)       7.10       6.78          6.36          6.88
Ratio of adjusted net investment income (loss) to average
  net assets(8,9) (%)                                                 (2.42)(7)      3.65       4.74          4.63          4.55
Portfolio turnover rate (%)                                              71           136        230           356           301
Fee reduction per share(2) ($)                                         0.75          0.30       0.18          0.15          0.19

(1)   Began operations on March 30, 1995.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


22 FINANCIAL HIGHLIGHTS

Dividend Performers Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         2/96(1)        2/97        2/98        2/99        2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $8.50         $10.15      $11.91      $14.92      $14.46
Net investment income (loss)(2)                                       0.23           0.21        0.18        0.15        0.11
Net realized and unrealized gain (loss) on investments                1.68           1.92        3.92        1.04        0.60
Total from investment operations                                      1.91           2.13        4.10        1.19        0.71
Less distributions:
  Dividends from net investment income                               (0.19)         (0.18)      (0.17)      (0.15)      (0.11)
  Distributions from net realized gain on investments sold           (0.07)         (0.19)      (0.92)      (1.50)      (1.55)
  Total distributions                                                (0.26)         (0.37)      (1.09)      (1.65)      (1.66)
Net asset value, end of period                                      $10.15         $11.91      $14.92      $14.46      $13.51
Total investment return at net asset value(3) (%)                    22.79(4)       21.26       35.55        7.97        4.17
Total adjusted investment return at net asset value(3,5) (%)         19.79(4)       20.07       35.23        7.72        3.82
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         3,319          8,668      20,884      17,743      14,863
Ratio of expenses to average net assets (%)                           0.75(6)        0.70        0.70        0.70        0.70
Ratio of adjusted expenses to average net assets(7,8) (%)             4.02(6)        1.89        1.02        0.95        1.05
Ratio of net investment income (loss) to average net assets (%)       2.51(6)        1.94        1.31        0.95        0.71
Ratio of adjusted net investment income (loss) to average
  net assets(7,8) (%)                                                (0.76)(6)       0.75        0.99        0.70        0.36
Portfolio turnover rate (%)                                             70             37          77          64          46
Fee reduction per share(2) ($)                                        0.30           0.13        0.04        0.04        0.05

(1)   Began operations on March 30, 1995.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 23

Medium Capitalization Growth Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                             2/96(1)       2/97       2/98          2/99       2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $8.50        $10.69     $12.67        $13.51     $10.99
Net investment income (loss)(2)                                          (0.01)         0.01       0.00(3)      (0.02)     (0.05)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                           2.22          2.02       2.06         (0.68)     10.71
Total from investment operations                                          2.21          2.03       2.06         (0.70)     10.66
Less distributions:
  Dividends from net investment income                                   (0.02)           --      (0.00)(3)        --         --
  Distributions from net realized gain on investments sold                  --         (0.05)     (1.22)        (1.72)     (0.55)
  Distributions in excess of net realized gain on investments sold          --            --         --         (0.10)        --
  Total distributions                                                    (0.02)        (0.05)     (1.22)        (1.82)     (0.55)
Net asset value, end of period                                          $10.69        $12.67     $13.51        $10.99     $21.10
Total investment return at net asset value(4) (%)                        25.98(5)      19.00      17.39         (5.34)     98.13
Total adjusted investment return at net asset value(4,6) (%)             23.70(5)      18.48      17.19         (5.55)     97.75
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             8,399        29,085     40,302        16,687     36,893
Ratio of expenses to average net assets (%)                               0.93(7)       0.90       0.90          0.90       0.90(8)
Ratio of adjusted expenses to average net assets(9,10) (%)                3.51(7)       1.42       1.10          1.11       1.28
Ratio of net investment income (loss) to average net assets (%)          (0.10)(7)      0.06       0.03         (0.13)     (0.37)
Ratio of adjusted net investment income (loss) to average
  net assets(9,10) (%)                                                   (2.68)(7)     (0.46)     (0.17)        (0.34)     (0.75)
Portfolio turnover rate (%)                                                189           281        341           116        153
Fee reduction per share(2) ($)                                            0.23          0.06       0.03          0.03       0.05

(1)   Began operations on April 11, 1995.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.
(9)   Unreimbursed, without fee reduction.
(10) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


24 FINANCIAL HIGHLIGHTS

Small Capitalization Value Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                             2/96(1)       2/97       2/98         2/99         2/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $8.50         $9.09      $9.38       $11.74        $9.16
Net investment income (loss)(2)                                           0.17          0.14       0.07         0.05         0.05
Net realized and unrealized gain (loss) on investments                    0.56          1.08       3.65        (1.23)       10.96
Total from investment operations                                          0.73          1.22       3.72        (1.18)       11.01
Less distributions:
  Dividends from net investment income                                   (0.14)        (0.12)     (0.10)       (0.04)       (0.06)
  Distributions from net realized gain on investments sold                  --         (0.81)     (1.26)       (1.20)       (2.02)
  Distributions in excess of net realized gain on investments sold          --            --         --        (0.16)          --
  Total distributions                                                    (0.14)        (0.93)     (1.36)       (1.40)       (2.08)
Net asset value, end of period                                           $9.09         $9.38     $11.74        $9.16       $18.09
Total investment return at net asset value(3) (%)                         8.61(4)      13.78      41.81        (9.46)      124.33
Total adjusted investment return at net asset value(3,5) (%)              5.40(4)      12.75      41.19       (10.12)      123.65
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             5,293         6,011      9,549        7,418       24,259
Ratio of expenses to average net assets (%)                               0.83(6)       0.80       0.80         0.80         0.80
Ratio adjusted expenses to average net assets(7,8) (%)                    4.55(6)       1.83       1.42         1.46         1.48
Ratio of net investment income (loss) to average net assets (%)           2.04(6)       1.46       0.62         0.45         0.37
Ratio of adjusted net investment income (loss) to average
  net assets(7,8) (%)                                                    (1.68)(6)      0.43         --        (0.21)       (0.31)
Portfolio turnover rate (%)                                                 --            96        216          126          104
Fee reduction per share(2) ($)                                            0.30          0.10       0.07         0.07         0.09

(1)   Began operations on April 19, 1995.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 25

Small Capitalization Growth Fund

Figures audited by Deloitte & Touche LLP.

-------------------------------------------------------------------------------------------------------------------------------
Class I - Period ended:                                                   2/97(1)       2/98            2/99         2/00
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $8.50         $9.24          $11.74       $11.65
Net investment income (loss)(2)                                           0.03         (0.03)          (0.07)       (0.09)
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   0.73          2.53            0.61        15.13
Total from investment operations                                          0.76          2.50            0.54        15.04
Less distributions:
  Dividends from net investment income                                   (0.02)        (0.00)(3)          --           --
  Distributions from net realized gain on investments sold                  --            --           (0.63)       (2.26)
  Total distributions                                                    (0.02)        (0.00)(3)       (0.63)       (2.26)
Net asset value, end of period                                           $9.24        $11.74          $11.65       $24.43
Total investment return at net asset value(4) (%)                         8.89(5)      27.07            4.67       136.18
Total adjusted investment return at net asset value(4,6) (%)             (3.84)(5)     23.92            1.45       133.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               999         3,102           2,453        8,908
Ratio of expenses to average net assets (%)                               0.90(7)       0.90            0.90         0.90
Ratio of adjusted expenses to average net assets(8,9) (%)                16.24(7)       4.05            4.12         3.19
Ratio of net investment income (loss) to average net assets (%)           0.35(7)      (0.25)          (0.60)       (0.57)
Ratio of adjusted net investment income (loss) to average
  net assets(8,9) (%)                                                   (14.99)(7)     (3.40)          (3.82)       (2.86)
Portfolio turnover rate (%)                                                 92           117             125          238
Fee reduction per share(2) ($)                                            1.22          0.34            0.35         0.36

(1)   Began operations on May 2, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


26 FINANCIAL HIGHLIGHTS

International Equity Fund

Figures audited by Deloitte & Touche LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          2/96(1)        2/97       2/98         2/99        2/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $8.50          $9.24      $9.35        $9.63      $10.18
Net investment income (loss)(2)                                        0.15           0.12       0.06         0.07        0.07
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        0.68           0.14       0.23         0.59        3.83
Total from investment operations                                       0.83           0.26       0.29         0.66        3.90
Less distributions:
  Dividends from net investment income                                (0.08)         (0.10)     (0.01)       (0.07)      (0.07)
  Distributions in excess of net investment income                       --             --         --        (0.04)      (0.04)
  Distributions from net realized gain on investments sold            (0.01)         (0.05)        --           --       (0.64)
  Total distributions                                                 (0.09)         (0.15)     (0.01)       (0.11)      (0.75)
Net asset value, end of period                                        $9.24          $9.35      $9.63       $10.18      $13.33
Total investment return at net asset value(3) (%)                      9.81(4)        2.79       3.07         6.88       38.84
Total adjusted investment return at net asset value(3,5) (%)           3.26(4)        0.47       2.05         5.15       36.98
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          2,897          4,204      7,983        7,805      12,848
Ratio of expenses to average net assets (%)                            1.05(6)        1.00       1.00         1.00        1.00
Ratio of adjusted expenses to average net assets(7,8) (%)              8.19(6)        3.32       2.02         2.73        2.86
Ratio of net investment income (loss) to average net assets (%)        1.75(6)        1.26       0.60         0.69        0.59
Ratio of adjusted net investment income (loss) to average
  net assets(7,8) (%)                                                 (5.39)(6)      (1.06)     (0.42)       (1.04)      (1.27)
Portfolio turnover rate (%)                                              59             68        125           83         139
Fee reduction per share(2) ($)                                         0.60           0.22       0.10         0.17        0.21

(1)   Began operations on March 30, 1995.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 27

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:


By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000


By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC.
For access to the Reference Room call
1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)
On the Internet: www.sec.gov

SEC file number:  811-8852

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MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

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(C)2001 JOHN HANCOCK FUNDS, INC.                                     KB0PN  3/01